Dun & Bradstreet SECOND QUARTER 2021 FINANCIAL RESULTS August 3, 2021

This presentation contains statements that are not purely historical are forward-looking statements, including statements regarding expectations, hopes, intentions or strategies regarding the future. Forward-looking statements are based on Dun & Bradstreet’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties listed below should not be considered a complete discussion of all of our potential trends, risks and uncertainties. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on the utility of the information in this Presentation as a predictor of future performance. Any estimates and statements contained herein may be forward-looking in nature and involve significant elements of subjective judgment and analysis, which may or may not be correct. Risks, uncertainties and other factors may cause actual results to vary materially and potentially adversely from those anticipated, estimated or projected. For example, throughout this Presentation we discuss the Company’s business strategy and certain short and long term financial and operational expectations that we believe would be achieved based upon our planned business strategy for the next several years. These expectations can only be achieved if the assumptions underlying our business strategy are fully realized –some of which we cannot control (e.g., market growth rates, macroeconomic conditions and customer preferences) and we will review these assumptions as part of our annual planning process. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: (i) an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event (such as the COVID-19 global pandemic), including the global economic uncertainty and measures taken in response; (ii) the short- and long-term effects of the COVID-19 global pandemic, including the pace of recovery or any future resurgence; (iii) our ability to implement and execute our strategic plans to transform the business; (iv) our ability to develop or sell solutions in a timely manner or maintain client relationships; (v) competition for our solutions; (vi) harm to our brand and reputation; (vii) unfavorable global economic conditions; (viii) risks associated with operating and expanding internationally; (ix) failure to prevent cybersecurity incidents or the perception that confidential information is not secure; (x) failure in the integrity of our data or systems; (xi) system failures and personnel disruptions, which could delay the delivery of our solutions to our clients; (xii) loss of access to data sources; (xiii) failure of our software vendors and network and cloud providers to perform as expected or if our relationship is terminated; (xiv) loss or diminution of one or more of our key clients, business partners or government contracts; (xv) dependence on strategic alliances, joint ventures and acquisitions to grow our business; (xvi) our ability to protect our intellectual property adequately or cost-effectively; (xvii) claims for intellectual property infringement; (xviii) interruptions, delays or outages to subscription or payment processing platforms; (xix) risks related to acquiring and integrating businesses and divestitures of existing businesses; (xx) our ability to retain members of the senior leadership team and attract and retain skilled employees; (xxi) compliance with governmental laws and regulations; (xxii) risks associated with our structure and status as a "controlled company;" and (xxiii) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note Regarding Forward-Looking Statements” and other sections of our Annual Report on Form 10-K and filed with the Securities and Exchange Commission on February 25, 2021. All information herein speaks only as of (1) the date hereof, in the case of information about the Company, and (2) the date of such information, in the case of information from persons other than the Company. There can be no assurance any forecasts and estimates will prove accurate in whole or in part. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. The Presentation also includes certain financial information that is not presented in accordance with Generally Accepted Accounting Principles (“GAAP”), including, but not limited to, Adjusted Revenue, Organic Revenue, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Further, it is important to note that non-GAAP financial measures should not be considered in isolation and may be considered in addition to GAAP financial information but should not be used as substitutes for the corresponding GAAP measures. It is also important to note that EBITDA, Adjusted EBITDA for specified fiscal periods have been calculated in accordance with the definitions thereof as set out in our public disclosures and are not projections of anticipated results but rather reflect permitted adjustments. Additionally, this Presentation contains forward-looking financial measures presented on a non-GAAP basis without reconciliation to the most directly comparable GAAP measure due to the inherent difficulty, without unreasonable efforts, in forecasting and quantifying with reasonable accuracy significant items required for this reconciliation. You should be aware that Dun & Bradstreet’s presentation of these and other non-GAAP financial measures in this Presentation may not be comparable to similarly-titled measures used by other companies. All amounts in this Presentation are in USD unless otherwise stated. All trademarks and logos depicted in this Presentation are the property of their respective owners and are displayed solely for purposes of illustration. DISCLAIMER

FINANCIAL HIGHLIGHTS (GAAP) METRICS SECOND QUARTER 2021 Revenue $520.9 million, +24.4% (+23.2% constant currency) Net income/(loss) $(51.7) million vs. $(208.0) million Q2’20 Diluted loss per share $(0.12) 1

FINANCIAL HIGHLIGHTS (NON-GAAP) METRICS SECOND QUARTER 2021 Adjusted Revenue (1) $520.9 million, +24.4% (+23.2% constant currency) Organic Revenue (2) $435.2 million, +2.8% constant currency Adjusted EBITDA (3) $198.3 million, +12.6% Adjusted EBITDA Margin 38.1% Adjusted Net Income $108.0 million Adjusted diluted earnings per share $0.25 (1) Adjusted Revenue: The growth rate includes the net impact of the lower deferred revenue purchase accounting adjustment of $2.1 million (2) Organic Revenue: Adjusted to exclude the net impact of the lower deferred revenue purchase accounting adjustment of $2.1 million, a 0.5-percentage point impact (3) Adjusted EBITDA: The growth rate includes the net impact of the lower deferred revenue purchase accounting adjustment of $2.1 million, a 1.3-percentage point impact 2

SECOND QUARTER HIGHLIGHTS • Revenue growth primarily driven by Risk and Compliance solutions and Finance solutions due to new business and higher customer spend, and strong data sales within Sales and Marketing, partially offset by $4m from the data.com legacy partnership wind-down • Adjusted EBITDA decrease driven by higher data processing costs and higher commissions partially offset by revenue growth and ongoing cost management • Adjusted EBITDA margin decreased 120bps to 46.9% $ IN MILLIONS NORTH AMERICA 48.1% 46.9% Q2 2020 Q2 2021 ADJUSTED EBITDA MARGIN % (120bps) (1) BFX represents the growth rate before the impact of foreign exchange 3 REVENUE ADJUSTED EBITDA $170.4 $167.4 Q2 2020 Q2 2021 (2%) FOURTH QUARTER HIGHLIGHTS$160.6 $157.5 $193.8 $199.7 Q2 2020 Q2 2021 (2%) $354.4 $357.2 3% 1% Finance & Risk Sales & Marketing (2%) 3% 1% BFX (1)AFX

30.1% 26.0% Q2 2020 Q2 2021 FOURTH QUARTER HIGHLIGHTS • Revenue growth of 137% BFX, or 13% excluding Bisnode, driven by growth in both Finance and Risk and Sales and Marketing solutions • Adjusted EBITDA increased primarily due to the net impact of the Bisnode acquisition as well as revenue growth • EBITDA margin excluding Bisnode was 28.9%, a decline of 120bps $ IN MILLIONS $12.3 $59.6$54.1 $104.1 Q2 2020 Q2 2021 +383% $66.4 $163.7 +92% +147% Finance & Risk Sales & Marketing INTERNATIONAL $20.0 $42.6 Q2 2020 Q2 2021 ADJUSTED EBITDA ADJUSTED EBITDA MARGIN % +113% (410bps) +366% +85% +137% (1) BFX represents the growth rate before the impact of foreign exchange BFX (1)AFX 4 REVENUE SECOND QUARTER HIGHLIGHTS

($ IN MILLIONS) JUNE 30, 2021 MATURITY INTEREST RATE Cash $178 New Revolving Facility ($850.0) $0 2025 LIBOR + 325 bps (2) New Term Loan Facility (1) $2,797 2026 LIBOR + 325 bps (3) New Senior Secured Notes (1) $420 2026 6.875% New Senior Unsecured Notes (1) $450 2027 10.250% Total debt (1) $3,667 Net debt (1) $3,489 Net Debt / EBITDA 4.4x (1) Represents principal amount (2) Subject to a ratio-based pricing grid (3) Repriced to 325 bps on January 27, 2021 DEBT SUMMARY 5

FINANCIAL METRICS GUIDANCE Total Adjusted Revenue (1) $2,145 million to $2,175 million Adjusted EBITDA $840 million to $855 million Adjusted diluted earnings per share High end of $1.02 to $1.06 Full year 2021 guidance is based upon the following estimates and assumptions: • Adjusted interest expense of $200 to $210 million • Depreciation and amortization expense of ~$90 million (excluding incremental depreciation and amortization expense resulting from purchase accounting) • Adjusted effective tax rate ~24% • Weighted average diluted shares outstanding of ~430 million • Capex of ~$237 million [Original guidance of ~$160 million + $77 million for new Jacksonville HQ building] FULL YEAR 2021 FINANCIAL GUIDANCE 6 (1) 2021 revenue growth will include approximately 19 percentage points from Bisnode as well as approximately 1.5 percentage points from the $21.1 million deferred revenue adjustment in 2020

APPENDIX

Second Quarter 2021 Q2 2021 Q2 2020 (1) YOY Variance GAAP / Adjusted Revenue 520.9$ 418.7$ 24.4% Foreign currency impact (1.7) 2.8 Adjusted revenue before the effect of foreign currency 519.2$ 421.5$ 23.2% Net revenue from Bisnode acquisition - before the effect of foreign currency (84.0) - Organic revenue - before the effect of foreign currency 435.2$ 421.5$ 3.3% Deferred revenue purchase accounting adjustment - 2.1 Organic revenue - before the effect of foreign currency and deferred revenue purchase accounting adjustments 435.2$ 423.6$ 2.8% ORGANIC REVENUE GROWTH WALK 8 (1) 2020 results revised to eliminate International lag reporting. Please refer to data book for revised results.

In addition to reporting GAAP results, we evaluate performance and report our results on the non-GAAP financial measures discussed below. We believe that the presentation of these non-GAAP measures provides useful information to investors and rating agencies regarding our results, operating trends and performance between periods. These non-GAAP financial measures include adjusted revenue, organic revenue, adjusted earnings before interest, taxes, depreciation and amortization (‘‘adjusted EBITDA’’), adjusted EBITDA margin, adjusted net income and adjusted net earnings per diluted share. Adjusted results are non-GAAP measures that adjust for the impact due to purchase accounting application and divestitures, restructuring charges, equity-based compensation, acquisition and divestiture-related costs (such as costs for bankers, legal fees, due diligence, retention payments and contingent consideration adjustments) and other non-core gains and charges that are not in the normal course of our business (such as gains and losses on sales of businesses, impairment charges, effect of significant changes in tax laws and material tax and legal settlements). We exclude amortization of recognized intangible assets resulting from the application of purchase accounting because it is non-cash and not indicative of our ongoing and underlying operating performance. Recognized intangible assets arise from acquisitions, or primarily the Take-Private Transaction and the recent Bisnode acquisition. We believe that recognized intangible assets by their nature are fundamentally different from other depreciating assets that are replaced on a predictable operating cycle. Unlike other depreciating assets, such as developed and purchased software licenses or property and equipment, there is no replacement cost once these recognized intangible assets expire and the assets are not replaced. Additionally, our costs to operate, maintain and extend the life of acquired intangible assets and purchased intellectual property are reflected in our operating costs as personnel, data fee, facilities, overhead and similar items. Management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Amortization of recognized intangible assets will recur in future periods until such assets have been fully amortized. In addition, we isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange rate changes. The change in revenue performance attributable to foreign currency rates is determined by converting both our prior and current periods’ foreign currency revenue by a constant rate. As a result, we monitor our adjusted revenue growth both after and before the effects of foreign exchange rate changes. We believe that these supplemental non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance and comparability of our operating results from period to period. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the factors management uses in planning for and forecasting future periods. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Our non-GAAP or adjusted financial measures reflect adjustments based on the following items, as well as the related income tax. Adjusted Revenue We define adjusted revenue as revenue adjusted to include a revenue adjustment due to the timing of the completion of the Bisnode acquisition. Management uses this measure to evaluate ongoing performance of the business period over period. In addition, we isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange rate changes. The change in revenue performance attributable to foreign currency rates is determined by converting both our prior and current periods’ foreign currency revenue by a constant rate. Organic Revenue We define organic revenue as adjusted revenue before the effect of foreign exchange excluding revenue from the acquired company for the first twelve months. We believe the organic measure provides investors and analysts with useful supplemental information regarding the Company’s underlying revenue trends by excluding the impact of acquisitions. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income (loss) attributable to Dun & Bradstreet Holdings, Inc. excluding the following items: • depreciation and amortization; • interest expense and income; • income tax benefit or provision; • other expenses or income; • equity in net income of affiliates; • net income attributable to non-controlling interests; • dividends allocated to preferred stockholders; • other incremental or reduced expenses and revenue from the application of purchase accounting (e.g. commission asset amortization) and acquisitions; • equity-based compensation; • restructuring charges; • merger and acquisition-related operating costs; • transition costs primarily consisting of non-recurring incentive expenses associated with our synergy program; • legal reserve and costs associated with significant legal and regulatory matters; and • asset impairment. We calculate adjusted EBITDA margin by dividing adjusted EBITDA by adjusted revenue. NON-GAAP FINANCIAL MEASURES 9

Adjusted Net Income We define adjusted net income as net income (loss) attributable to Dun & Bradstreet Holdings, Inc. adjusted for the following items: • incremental amortization resulting from the application of purchase accounting. We exclude amortization of recognized intangible assets resulting from the application of purchase accounting because it is non-cash and is not indicative of our ongoing and underlying operating performance. The Company believes that recognized intangible assets by their nature are fundamentally different from other depreciating assets that are replaced on a predictable operating cycle. Unlike other depreciating assets, such as developed and purchased software licenses or property and equipment, there is no replacement cost once these recognized intangible assets expire and the assets are not replaced. Additionally, the Company’s costs to operate, maintain and extend the life of acquired intangible assets and purchased intellectual property are reflected in the Company’s operating costs as personnel, data fee, facilities, overhead and similar items; • other incremental or reduced expenses and revenue from the application of purchase accounting (e.g. commission asset amortization) and acquisitions; • equity-based compensation; • restructuring charges; • merger and acquisition-related operating costs; • transition costs primarily consisting of non-recurring incentive expenses associated with our synergy program; • legal reserve and costs associated with significant legal and regulatory matters; • change in fair value of the make-whole derivative liability associated with the Series A Preferred Stock; • asset impairment; • dividends allocated to preferred stockholders; • merger, acquisition and divestiture-related non-operating costs; • debt refinancing and extinguishment costs; and • tax effect of the non-GAAP adjustments and the impact resulting from the enactment of the CARES Act. Adjusted Net Earnings per Diluted Share We calculate adjusted net earnings per diluted share by dividing adjusted net income (loss) by the weighted average number of common shares outstanding for the period plus the dilutive effect of common shares potentially issuable in connection with awards outstanding under our stock incentive plan. NON-GAAP FINANCIAL MEASURES (CONTINUED) 10

($ IN MILLIONS) THREE MONTHS ENDED JUNE 30, 2021 2020 GAAP / Adjusted Revenue $520.9 $418.7 Foreign currency impact (1.7) 2.8 Adjusted revenue before the effect of foreign currency $519.2 $421.5 Net revenue from Bisnode acquisition – before the effect of foreign currency (84.0) - Organic Revenue - before the effect of foreign currency $435.2 $421.5 NON-GAAP RECONCILIATION: ADJUSTED REVENUE FOR THE THREE MONTHS ENDED JUNE 30 11

($ IN MILLIONS) THREE MONTHS ENDED JUNE 30, 2021 2020 Net income (loss) $(51.7) $(208.0) Depreciation and amortization 152.3 132.7 Interest expense - net 47.8 77.8 (Benefit) provision for income tax - net 43.0 (27.7) EBITDA $191.4 $(25.2) Other income (expense) - net (12.4) 122.9 Equity in net income of affiliates (0.7) (0.6) Net income (loss) attributable to the non-controlling interest 0.9 1.2 Dividends allocated to preferred stockholders - 32.1 Other incremental or reduced expenses from the application of purchase accounting (4.2) (4.9) Equity-based compensation 7.1 25.1 Restructuring charges 10.1 7.1 Merger and acquisition-related operating costs 2.0 1.9 Transition costs 2.9 16.3 Legal reserve associated with significant legal and regulatory matters 0.7 - Asset impairment 0.5 0.2 Adjusted EBITDA $198.3 $176.1 Adjusted EBITDA Margin (%) 38.1% 42.1% NON-GAAP RECONCILIATION: ADJUSTED EBITDA FOR THE THREE MONTHS ENDED JUNE 30 12

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE DATA) THREE MONTHS ENDED JUNE 30, 2021 2020 Net income (loss) $(51.7) $(208.0) Dividends allocated to preferred stockholders - 32.1 Incremental amortization of intangible assets resulting from the application of purchase accounting 133.0 117.5 Other incremental or reduced expenses from the application of purchase accounting (4.2) (4.9) Equity-based compensation 7.1 25.1 Restructuring charges 10.1 7.1 Merger and acquisition-related operating costs 2.0 1.9 Transition costs 2.9 16.3 Legal reserve and cost associated with significant legal and regulatory matters 0.7 - Change in fair value of make-whole derivative liability - 102.6 Asset impairment 0.5 0.2 Debt extinguishment / refinancing costs - 41.3 Tax impact of the CARES Act (0.3) 1.9 Tax effect of the non-GAAP adjustments 7.9 (51.9) Adjusted net income (loss) attributable to Dun & Bradstreet Holdings, Inc. (a) $108.0 $81.2 Adjusted diluted earnings (loss) per share of common stock $0.25 $0.26 Weighted average number of shares outstanding – diluted 429.1 314.5 Pre-tax impact - $(2.1) Tax impact - 0.5 Net impact to adj. net income (loss) attrib. to Dun & Bradstreet Holdings, Inc. - $(1.6) Net impact to adjusted diluted earnings (loss) per share of common stock - $(0.01) (a) Including impact of deferred revenue purchase accounting adjustments: NON-GAAP RECONCILIATION: ADJUSTED NET INCOME FOR THE THREE MONTHS ENDED JUNE 30 13